Exhibit 99.1

Contacts:
Media	Investors
Garry R. Clark	Paul G. Blair
574-372-4493	574-371-8042
garry.clark@zimmer.com	paul.blair@zimmer.com
Zimmer Holdings, Inc. Reports Third Quarter 2010 Financial Results
•	Net Sales of $965 million represent a decrease of 1.1% reported (0.5% constant currency)

•	Diluted EPS for the third quarter were $0.96 reported, an increase of 37.1% over the prior year period, and $0.96 adjusted, an increase of 9.1% over the prior year period

•	Company updates full-year sales and adjusted EPS guidance
(WARSAW, IN) October 28, 2010—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended September 30, 2010. The Company reported third quarter net sales of $965 million, a decrease of 1.1% reported and 0.5% constant currency from the third quarter of 2009. Diluted earnings per share for the quarter were $0.96 on both a reported and an adjusted basis, an increase of 9.1% adjusted over the prior year period.
“The Company delivered solid earnings and cash flow performance in a quarter affected by challenging global economic conditions,” said David Dvorak, Zimmer President and CEO. “We believe that our continued progress with new product introductions across our businesses will position us for an improved performance in the fourth quarter and accelerated growth beyond 2010 as the economy strengthens.”
Net earnings for the third quarter were $191.1 million on a reported basis and $192.4 million on an adjusted basis, an increase of 2.2% adjusted over the prior year period.

Operating cash flow for the third quarter was $320.3 million. Net earnings for the first nine months of 2010 were $562.0 million on a reported basis and $621.0 million on an adjusted basis, an increase of 1.2% adjusted over the prior year period.
During the quarter, the Company utilized $225.6 million of cash to acquire 4.2 million shares. At the end of the third quarter, $1.3 billion of share repurchase authorization remained available under the current program, which expires on December 31, 2013.
Guidance
The Company provided fourth quarter revenue and adjusted EPS guidance and updated its full-year sales and adjusted EPS guidance for 2010. Fourth quarter revenues are expected to grow in the range of 0% to 2% on a constant currency basis. As a result, the Company now expects 2010 full-year revenues to increase approximately 2% on a constant currency basis, which compares with prior guidance of between 3% and 5%. Assuming foreign currency exchange rates remain near recent levels, the Company estimates that foreign currency translation will increase revenues for the full year 2010 by 0.5%. Fourth quarter adjusted diluted earnings per share are projected to be in the range of $1.17 to $1.22. As a result, full-year 2010 adjusted diluted earnings per share are now projected to be in the range of $4.24 to $4.29, which is within the prior guidance of $4.15 to $4.35.
Conference Call
The Company will conduct its third quarter 2010 investor conference call today, October 28, 2010, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 881-6248. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from October 28, 2010 to November 11, 2010. To access the recording, U.S./Canada callers should dial (800) 642-

1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 15446106.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED SEPTEMBER 30, 2010
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$583	—%	—%
Europe	216	(11)	(4)
Asia Pacific	166	12	4

Total	965	(1)	—

Product Categories
Reconstructive
Americas	432	—	—
Europe	170	(12)	(5)
Asia Pacific	122	10	3

Total	724	(2)	(1)

Knees
Americas	263	(2)	(3)
Europe	78	(13)	(6)
Asia Pacific	62	9	1

Total	403	(3)	(3)

Hips
Americas	142	3	3
Europe	88	(11)	(4)
Asia Pacific	57	12	4

Total	287	—	1

Extremities	34	3	4

Dental	49	2	5

Trauma	58	1	1

Spine	56	(9)	(7)

Surgical and other	78	9	8

NET SALES — NINE MONTHS ENDED SEPTEMBER 30, 2010
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,808	2%	2%
Europe	779	(1)	—
Asia Pacific	499	16	7

Total	3,086	3	2

Product Categories
Reconstructive
Americas	1,352	3	2
Europe	624	(2)	(1)
Asia Pacific	370	15	5

Total	2,346	3	2

Knees
Americas	829	2	1
Europe	297	(2)	—
Asia Pacific	190	16	6

Total	1,316	3	1

Hips
Americas	438	3	3
Europe	309	(3)	(2)
Asia Pacific	173	13	4

Total	920	3	1

Extremities	110	11	10

Dental	157	6	6

Trauma	176	3	1

Spine	175	(8)	(9)

Surgical and other	232	15	13

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2009 sales were approximately $4.1 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.
###
Website Information
We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We intend to use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom® Acetabular Component product claims, net curtailment and settlement and acquisition, integration, realignment and other expenses. The term “constant currency ” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release. Management uses this non-GAAP information internally to evaluate the performance of the business and believes that it provides useful information to investors by offering the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results, the ability to better identify operating trends that may otherwise be masked or distorted by these types of items and to perform related trend analysis, and a higher degree of transparency of certain items.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,”

“believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the success of our quality initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the impact of health care reform measures in the U.S. including the impact of the new excise tax on medical devices, reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; and changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 and 2009
(in millions, except per share amounts, unaudited)

	2010	2009	% Inc/(Dec)
Net Sales	$965.0	$975.6	(1)%
Cost of products sold	219.2	249.3	(12)

Gross Profit	745.8	726.3	3

Research and development	57.6	52.2	10
Selling, general and administrative	411.6	412.9	—
Acquisition, integration, realignment and other	5.0	22.2	(78)
Certain claims	—	35.0	(100)

Operating expenses	474.2	522.3	(9)

Operating Profit	271.6	204.0	33
Interest and other, net	(14.2)	(4.2)	240

Earnings before income taxes	257.4	199.8	29
Provision for income taxes	66.3	49.9	33

Net Earnings of Zimmer Holdings, Inc.	$191.1	$149.9	27

Earnings Per Common Share
Basic	$0.96	$0.70	37
Diluted	$0.96	$0.70	37

Weighted Average Common Shares Outstanding
Basic	198.7	213.6
Diluted	199.7	214.5
Certain amounts in the 2009 consolidated statement of earnings have been reclassified to conform to the 2010 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 and 2009
(in millions, except per share amounts, unaudited)

	2010	2009	% Inc/(Dec)
Net Sales	$3,085.5	$2,988.1	3%
Cost of products sold	738.2	716.3	3

Gross Profit	2,347.3	2,271.8	3

Research and development	163.1	154.0	6
Selling, general and administrative	1,296.3	1,268.9	2
Acquisition, integration, realignment and other	19.1	65.7	(71)
Certain claims	75.0	35.0	114
Net curtailment and settlement	—	(32.1)	(100)

Operating expenses	1,553.5	1,491.5	4

Operating Profit	793.8	780.3	2
Interest and other, net	(43.1)	(11.9)	263

Earnings before income taxes	750.7	768.4	(2)
Provision for income taxes	188.7	206.2	(8)

Net Earnings of Zimmer Holdings, Inc.	$562.0	$562.2	—

Earnings Per Common Share
Basic	$2.79	$2.60	7
Diluted	$2.78	$2.59	7

Weighted Average Common Shares Outstanding
Basic	201.2	216.6
Diluted	202.3	217.4
Certain amounts in the 2009 consolidated statement of earnings have been reclassified to conform to the 2010 presentation.

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	September 30,	December 31,
	2010	2009
	(unaudited)
Assets
Current Assets:
Cash and cash equivalents	$918.6	$691.7
Short-term investments	63.0	66.4
Receivables, net	757.8	751.4
Inventories, net	925.4	913.2
Other current assets	342.5	315.3

Total current assets	3,007.3	2,738.0

Property, plant and equipment, net	1,177.4	1,221.7
Goodwill	2,738.7	2,783.5
Intangible assets, net	814.1	858.0
Other assets	266.2	184.3

Total Assets	$8,003.7	$7,785.5

Liabilities and Shareholders’ Equity

Current liabilities	$698.6	$690.7
Other long-term liabilities	344.6	328.5
Long-term debt	1,138.6	1,127.6
Shareholders’ equity	5,821.9	5,638.7

Total Liabilities and Shareholders’ Equity	$8,003.7	$7,785.5

Certain amounts in the 2009 condensed consolidated balance sheet have been reclassified to conform to the 2010 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 and 2009
(in millions, unaudited)

	2010	2009

Cash flows provided by (used in) operating activities
Net earnings of Zimmer Holdings, Inc.	$562.0	$562.2
Depreciation and amortization	249.5	249.6
Net curtailment and settlement	—	(32.1)
Share-based compensation	45.4	57.7
Income tax benefits from employee stock compensation plans	3.4	0.7
Excess income tax benefits from employee stock compensation plans	(1.1)	(0.1)
Inventory step-up	1.3	9.9
Changes in operating assets and liabilities
Income taxes	(69.3)	(4.9)
Receivables	(13.1)	10.9
Inventories	6.9	(22.3)
Accounts payable and accrued expenses	(9.1)	(133.6)
Other assets and liabilities	76.6	34.0

Net cash provided by operating activities	852.5	732.0

Cash flows provided by (used in) investing activities
Additions to instruments	(133.1)	(102.7)
Additions to other property, plant and equipment	(40.6)	(76.8)
Purchases of investments	(100.6)	—
Sales of investments	56.5	—
Acquisition of intellectual property rights	(8.2)	(32.9)
Investments in other assets	(9.4)	(35.5)

Net cash used in investing activities	(235.4)	(247.9)

Cash flows provided by (used in) financing activities
Net borrowings under credit facilities	—	141.0
Proceeds from employee stock compensation plans	12.9	7.6
Excess income tax benefits from employee stock compensation plans	1.1	0.1
Acquisition of noncontrolling interest	—	(8.6)
Repurchase of common stock	(404.6)	(404.4)

Net cash used in financing activities	(390.6)	(264.3)

Effect of exchange rates on cash and cash equivalents	0.4	7.3

Increase in cash and cash equivalents	226.9	227.1
Cash and cash equivalents, beginning of period	691.7	212.6

Cash and cash equivalents, end of period	$918.6	$439.7

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 and 2009
(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Inc/(Dec)	2010	2009	% Inc/(Dec)

Americas	$583.2	$584.5	—%	$1,808.2	$1,768.7	2%
Europe	215.8	242.4	(11)	778.4	787.9	(1)
Asia Pacific	166.0	148.7	12	498.9	431.5	16

Total	$965.0	$975.6	(1)	$3,085.5	$2,988.1	3

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 and 2009
(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Inc/(Dec)	2010	2009	% Inc/(Dec)

Reconstructive	$723.8	$736.9	(2)%	$2,346.5	$2,277.2	3%
Dental	49.0	48.0	2	156.6	148.1	6
Trauma	58.1	57.6	1	176.3	171.2	3
Spine	56.5	61.7	(9)	174.4	190.5	(8)
Surgical and other	77.6	71.4	9	231.7	201.1	15

Total	$965.0	$975.6	(1)	$3,085.5	$2,988.1	3

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	September 30, 2010
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth

Geographic Segments
Americas	—%	—%	—%
Europe	(11)	(7)	(4)
Asia Pacific	12	8	4
Total	(1)	(1)	—

Product Categories
Reconstructive
Americas	—	—	—
Europe	(12)	(7)	(5)
Asia Pacific	10	7	3
Total	(2)	(1)	(1)

Knees
Americas	(2)	1	(3)
Europe	(13)	(7)	(6)
Asia Pacific	9	8	1
Total	(3)	—	(3)

Hips
Americas	3	—	3
Europe	(11)	(7)	(4)
Asia Pacific	12	8	4
Total	—	(1)	1

Extremities	3	(1)	4

Dental	2	(3)	5

Trauma	1	—	1

Spine	(9)	(2)	(7)

Surgical and other	9	1	8

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Nine Months Ended
	September 30, 2010
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth

Geographic Segments
Americas	2%	—%	2%
Europe	(1)	(1)	—
Asia Pacific	16	9	7
Total	3	1	2

Product Categories
Reconstructive
Americas	3	1	2
Europe	(2)	(1)	(1)
Asia Pacific	15	10	5
Total	3	1	2

Knees
Americas	2	1	1
Europe	(2)	(2)	—
Asia Pacific	16	10	6
Total	3	2	1

Hips
Americas	3	—	3
Europe	(3)	(1)	(2)
Asia Pacific	13	9	4
Total	3	2	1

Extremities	11	1	10

Dental	6	—	6

Trauma	3	2	1

Spine	(8)	1	(9)

Surgical and other	15	2	13

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended September 30, 2010 and 2009
(in millions, unaudited)

	Three Months
	Ended September 30,
	2010	2009

Net Earnings of Zimmer Holdings, Inc.	$191.1	$149.9
Inventory step-up	—	2.9
Acquisition, integration, realignment and other	5.0	22.2
Certain claims	—	35.0
Taxes on inventory step-up, acquisition, integration, realignment and other and certain claims*	(3.7)	(21.7)

Adjusted Net Earnings	$192.4	$188.3

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Nine Months Ended September 30, 2010 and 2009
(in millions, unaudited)

	Nine Months
	Ended September 30,
	2010	2009

Net Earnings of Zimmer Holdings, Inc.	$562.0	$562.2
Inventory step-up	1.3	9.9
Acquisition, integration, realignment and other	19.1	65.7
Certain claims	75.0	35.0
Net curtailment and settlement	—	(32.1)
Taxes on inventory step-up, acquisition, integration, realignment and other, certain claims and net curtailment and settlement*	(36.4)	(26.9)

Adjusted Net Earnings	$621.0	$613.8

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended September 30, 2010 and 2009
(unaudited)

	Three Months
	Ended September 30,
	2010	2009

Diluted EPS	$0.96	$0.70
Inventory step-up	—	0.02
Acquisition, integration, realignment and other	0.02	0.10
Certain claims	—	0.16
Taxes on inventory step-up, acquisition, integration, realignment and other and certain claims*	(0.02)	(0.10)

Adjusted Diluted EPS	$0.96	$0.88

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Nine Months Ended September 30, 2010 and 2009
(unaudited)

	Nine Months
	Ended September 30,
	2010	2009

Diluted EPS	$2.78	$2.59
Inventory step-up	0.01	0.04
Acquisition, integration, realignment and other	0.09	0.30
Certain claims	0.37	0.16
Net curtailment and settlement	—	(0.15)
Taxes on inventory step-up, acquisition, integration, realignment and other, certain claims and net curtailment and settlement*	(0.18)	(0.12)

Adjusted Diluted EPS	$3.07	$2.82

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of 2010 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

Projected Three Months Ended December 31, 2010:	Low	High

Diluted EPS	$1.14	$1.19
Acquisition, integration, realignment and other	0.04	0.04
Taxes on acquisition, integration, realignment and other*	(0.01)	(0.01)

Adjusted Diluted EPS	$1.17	$1.22

Projected Twelve Months Ended December 31, 2010:	Low	High

Diluted EPS	$3.92	$3.97
Inventory step-up	0.01	0.01
Acquisition, integration, realignment and other	0.13	0.13
Certain claims	0.37	0.37
Taxes on inventory step-up, acquisition, integration, realignment and other and certain claims*	(0.19)	(0.19)

Adjusted Diluted EPS	$4.24	$4.29

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.